Exhibit 99.1

Media Contact:

Steve Sturgeon

QLogic Corporation

858.472.5669

steve.sturgeon@qlogic.com

Investor Contact:

Doug Naylor

QLogic Corporation

949.542.1330

doug.naylor@qlogic.com

QLOGIC EXCEEDS REVENUE AND EPS GUIDANCE FOR Q2 FY2015

Announces Approval of a $100 million Stock Repurchase Program

ALISO VIEJO, Calif., October 16, 2014—QLogic Corp. (Nasdaq:QLGC), a leading supplier of high performance network infrastructure solutions, today announced its second quarter financial results for the period ended September 28, 2014.

Second Quarter Highlights

•	Net revenue: $127.5 million, up 7% sequentially

•	GAAP net income: $11.0 million or $0.12 per diluted share

•	Non-GAAP net income: $22.0 million, or $0.25 per diluted share, up 19% sequentially

•	Operating margin: 10.6% GAAP, 20.1% non-GAAP

•	Cash and marketable securities: $276.8 million as of September 28, 2014

•	Cash generated from operations: $28.4 million

Net revenue for the second quarter of fiscal 2015 was $127.5 million and increased 13% from $112.6 million in the same quarter last year. Revenue from Advanced Connectivity Platforms was $114.9 million during the second quarter of fiscal 2015 and increased 22% from $94.0 million in the same quarter last year.

The growth of our net revenue in the second quarter was driven by a sequential increase in revenue from Fibre Channel adapters of more than 5% and a sequential increase in revenue from Ethernet products of approximately $5 million.

Net income on a GAAP basis was $11.0 million or $0.12 per diluted share for the second quarter of fiscal 2015 compared to $11.0 million or $0.13 per diluted share for the second quarter of fiscal 2014. Net income on a non-GAAP basis for the second quarter of fiscal 2015 increased 10% to $22.0 million, or $0.25 per diluted share, from $20.0 million, or $0.23 per diluted share, for the second quarter of fiscal 2014.

QLogic also announced today that its board of directors has authorized a program to repurchase up to $100 million of the company’s outstanding common stock over a period of up to 18 months.

“I am very pleased with our financial performance in the second quarter. We delivered both revenue and non-GAAP earnings per diluted share that exceeded the high end of our guidance range. Based on our current execution, compelling product portfolio, and design win and qualification activity, we are well positioned to continue solid revenue and earnings per share performance during the second half of fiscal 2015,” said Prasad Rampalli, president and chief executive officer, QLogic. “The stock repurchase program that we announced today underscores the Board’s ongoing commitment to enhancing shareholder value, as well as our confidence in our long-term business growth prospects and financial outlook.”

QLogic uses certain non-GAAP financial measures to supplement financial statements based on GAAP. A summary of these non-GAAP financial measures and a reconciliation of each non-GAAP financial measure to the most directly comparable GAAP financial measure, as well as a description of the reasons that management believes that these non-GAAP financial measures provide useful information to investors and the additional purposes for which management uses these non-GAAP financial measures, is presented in the accompanying financial schedules.

QLogic’s second quarter fiscal 2015 conference call is scheduled for today at 2:00 p.m. Pacific Time (5:00 p.m. Eastern Time). Prasad Rampalli, president and chief executive officer, and Jean Hu, senior vice president and chief financial officer, will host the conference call. The call is being webcast live via the Internet at http://ir.qlogic.com and will include certain prepared materials. Phone access to participate in the conference call is available at (888) 539-3612, pass code: 5088706.

The financial information and the prepared materials that the company intends to discuss during the conference call will be available on the company’s website at http://ir.qlogic.com for twelve months following the conference call. A replay of the webcast will be available at http://ir.qlogic.com for twelve months.

Follow QLogic @ twitter.com/qlogic

QLogic – the Ultimate in Performance

QLogic (Nasdaq:QLGC) is a global leader and technology innovator in high performance server and storage networking connectivity products. Leading OEMs and channel partners worldwide rely on QLogic for their server and storage networking solutions. For more information, visit www.qlogic.com.

Disclaimer – Forward-Looking Statements

This press release contains statements relating to future results of the company (including certain beliefs and projections regarding business and market trends, as well as our confidence in our long-term business growth prospects and financial outlook and belief that we are well positioned to continue solid revenue and earnings per share performance during the second half of fiscal 2015) that are “forward-looking statements” as defined in the Private Securities Litigation Reform Act of 1995. Such forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from those projected or implied in the forward-looking statements. The company advises readers that these potential risks and uncertainties include, but are not limited to: potential fluctuations in operating results; gross margins that may vary over time; unfavorable economic conditions; the stock price of the company may be volatile; the company’s dependence on the networking markets served; the ability to maintain and gain market or industry acceptance of the company’s products; the company’s dependence on a small number of customers; the company’s ability to compete effectively with other companies; uncertain benefits from strategic business combinations, acquisitions and divestitures; the ability to attract and retain key personnel; the complexity of the company’s products; declining average unit sales prices of comparable products; the company’s dependence on sole source and limited source suppliers; the company’s dependence on relationships with certain third-party subcontractors and contract manufacturers; sales fluctuations arising from customer transitions to new products; seasonal fluctuations and uneven sales patterns in orders from customers; changes in the company’s tax provisions or adverse outcomes resulting from examination of its income tax returns; international economic, currency, regulatory, political and other risks; facilities of the company and its suppliers and customers are located in areas subject to natural disasters; the ability to protect proprietary rights; the ability to satisfactorily resolve any infringement claims; a reduction in sales efforts by current distributors; declines in the market value of the company’s marketable securities; changes in and compliance with regulations; difficulties in transitioning to smaller geometry process technologies; the use of “open source” software in the company’s products; system security risks, data protection breaches and cyber-attacks; and the company’s ability to borrow under its credit agreement is subject to certain covenants.

More detailed information on these and additional factors that could affect the company’s operating and financial results are described in the company’s Forms 10-K, 10-Q and other reports filed, or to be filed, with the Securities and Exchange Commission. The company urges all interested parties to read these reports to gain a better understanding of the business and other risks that the company faces. The forward-looking statements contained in this press release are made only as of the date hereof, and the company does not intend to update or revise these forward-looking statements, whether as a result of new information, future events or otherwise.

QLogic and the QLogic logo are registered trademarks of QLogic Corporation. Other trademarks and registered trademarks are the property of the companies with which they are associated.

QLOGIC CORPORATION

CONDENSED CONSOLIDATED STATEMENTS OF INCOME

(unaudited — in thousands, except per share amounts)

	Three Months Ended		Six Months Ended
	September 28, 2014	September 29, 2013	September 28, 2014	September 29, 2013
Net revenues	$127,503	$112,622	$246,952	$225,738
Cost of revenues	52,093	36,313	100,847	72,932

Gross profit	75,410	76,309	146,105	152,806

Operating expenses:
Engineering and development	35,480	34,790	73,301	75,177
Sales and marketing	15,453	16,431	31,487	35,844
General and administrative	8,697	7,553	17,597	15,292
Special charges	2,259	4,349	4,803	16,382

Total operating expenses	61,889	63,123	127,188	142,695

Operating income	13,521	13,186	18,917	10,111
Interest and other income, net	296	25	438	798

Income before income taxes	13,817	13,211	19,355	10,909
Income taxes	2,807	2,234	2,345	2,982

Net income	$11,010	$10,977	$17,010	$7,927

Net income per share:
Basic	$0.13	$0.13	$0.19	$0.09
Diluted	$0.12	$0.13	$0.19	$0.09
Number of shares used in per share calculations:
Basic	87,914	87,430	87,654	88,288
Diluted	88,102	87,669	88,177	88,720

QLOGIC CORPORATION

RECONCILIATION OF GAAP NET INCOME TO

NON-GAAP NET INCOME

(unaudited — in thousands, except per share amounts)

	Three Months Ended		Six Months Ended
	September 28, 2014	September 29, 2013	September 28, 2014	September 29, 2013
GAAP net income	$11,010	$10,977	$17,010	$7,927
Items excluded from GAAP net income:
Stock-based compensation	4,735	4,818	10,275	12,989
Amortization of acquisition-related intangible assets	4,119	244	8,567	487
Amortization of license fee	695	—	1,394	—
Acquisition-related charges	263	—	1,034	—
Special charges	2,259	4,349	4,803	16,382
Income tax effects	(1,066)	(346)	(2,582)	(1,327)

Total non-GAAP adjustments	11,005	9,065	23,491	28,531

Non-GAAP net income	$22,015	$20,042	$40,501	$36,458

Net income per diluted share:
GAAP net income	$0.12	$0.13	$0.19	$0.09
Adjustments	0.13	0.10	0.27	0.32

Non-GAAP net income	$0.25	$0.23	$0.46	$0.41

Non-GAAP Financial Measures

The non-GAAP financial measures contained herein are a supplement to the corresponding financial measures prepared in accordance with generally accepted accounting principles (GAAP). The non-GAAP financial measures presented exclude the items summarized in the above table. Management believes that adjustments for these items assist investors in making comparisons of period-to-period operating results and that these items are not indicative of the company’s on-going core operating performance.

The company has presented non-GAAP net income and non-GAAP net income per diluted share, on a basis consistent with its historical presentation, to assist investors in understanding the company’s core net income and core net income per diluted share on an on-going basis. These non-GAAP financial measures may also assist investors in making comparisons of the company’s core net profitability with historical periods and comparisons of the company’s core net profitability with the corresponding results for competitors. Management believes that non-GAAP net income and non-GAAP net income per diluted share are important measures in the evaluation of the company’s profitability. These non-GAAP financial measures exclude the adjustments described in the above table, and thus provide an overall measure of the company’s on-going net profitability and related profitability on a per diluted share basis.

Management uses non-GAAP net income and non-GAAP net income per diluted share in its evaluation of the company’s core after-tax results of operations and trends between fiscal periods and believes that these measures are important components of its internal performance measurement process. In addition, the company prepares and maintains its budgets and forecasts for future periods on a basis consistent with these non-GAAP financial measures. Management believes that providing these non-GAAP financial measures allows investors to view the company’s financial results in the way that management views the financial results.

The non-GAAP financial measures presented herein have certain limitations in that they do not reflect all of the costs associated with the operations of the company’s business as determined in accordance with GAAP. Therefore, investors should consider non-GAAP financial measures in addition to, and not as a substitute for, or as superior to, measures of financial performance prepared in accordance with GAAP. The non-GAAP financial measures presented by the company may be different from the non-GAAP financial measures used by other companies.

For additional information on the items excluded from the non-GAAP financial measures and why the company believes that these non-GAAP financial measures provide useful supplemental information to investors, the company refers you to the Form 8-K regarding this release filed today with the Securities and Exchange Commission.

A summary of the non-GAAP adjustments presented in the table above by the financial statement line impacted is as follows:

(unaudited – in thousands)	Three Months Ended		Six Months Ended
	September 28, 2014	September 29, 2013	September 28, 2014	September 29, 2013
Non-GAAP Adjustments:
Cost of revenues:
Stock-based compensation	$258	$239	$613	$823
Amortization of acquisition-related intangible assets	4,119	244	8,567	487
Amortization of license fee	695	—	1,394	—
Acquisition-related charges	263	—	1,034	—

Total cost of revenue adjustments	5,335	483	11,608	1,310

Operating expenses:
Engineering and development:
Stock-based compensation	2,309	2,257	5,280	6,608
Sales and marketing:
Stock-based compensation	1,073	1,230	2,083	3,023
General and administrative:
Stock-based compensation	1,095	1,092	2,299	2,535
Special charges	2,259	4,349	4,803	16,382

Total operating expense adjustments	6,736	8,928	14,465	28,548

Total non-GAAP adjustments before income taxes	12,071	9,411	26,073	29,858
Income tax effects	(1,066)	(346)	(2,582)	(1,327)

Total non-GAAP adjustments	$11,005	$9,065	$23,491	$28,531

QLOGIC CORPORATION

CONDENSED CONSOLIDATED BALANCE SHEETS

(unaudited — in thousands)

	September 28, 2014	March 30, 2014
ASSETS
Current assets:
Cash and cash equivalents	$86,930	$91,258
Marketable securities	189,839	186,783

Total cash and marketable securities	276,769	278,041
Accounts receivable, net	85,469	65,213
Inventories	30,142	18,036
Deferred tax assets	13,997	15,080
Other current assets	18,841	16,590

Total current assets	425,218	392,960
Property and equipment, net	82,972	84,912
Goodwill	192,492	194,107
Purchased intangible assets, net	61,231	69,903
Deferred tax assets	29,818	32,827
Other assets	21,847	23,554

	$813,578	$798,263

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$37,178	$30,657
Accrued compensation	19,700	26,956
Accrued taxes	2,312	981
Deferred revenue	3,695	3,954
Other current liabilities	8,824	16,123

Total current liabilities	71,709	78,671
Accrued taxes	12,605	17,095
Other liabilities	8,699	9,071

Total liabilities	93,013	104,837

Stockholders’ equity:
Common stock	215	214
Additional paid-in capital	968,368	958,008
Retained earnings	1,689,081	1,672,071
Accumulated other comprehensive income	203	435
Treasury stock	(1,937,302)	(1,937,302)

Total stockholders’ equity	720,565	693,426

	$813,578	$798,263

QLOGIC CORPORATION

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

(unaudited — in thousands)

	Six Months Ended
	September 28, 2014	September 29, 2013
Cash flows from operating activities:
Net income	$17,010	$7,927
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	23,855	15,730
Stock-based compensation	10,275	12,989
Deferred income taxes	4,077	3,632
Asset impairments	1,011	2,429
Other non-cash items	810	1,698
Changes in operating assets and liabilities:
Accounts receivable	(20,287)	(1,818)
Inventories	(12,106)	2,797
Other assets	(840)	180
Accounts payable	6,162	(102)
Accrued compensation	(7,256)	(7,141)
Accrued taxes, net	(3,012)	(905)
Other liabilities	(7,930)	3,249

Net cash provided by operating activities	11,769	40,665

Cash flows from investing activities:
Purchases of available-for-sale securities	(84,318)	(162,673)
Proceeds from sales and maturities of available-for-sale securities	80,376	172,629
Purchases of property and equipment	(12,068)	(15,389)

Net cash used in investing activities	(16,010)	(5,433)

Cash flows from financing activities:
Proceeds from issuance of common stock under stock-based awards	3,536	4,565
Minimum tax withholding paid on behalf of employees for restricted stock units	(3,450)	(4,514)
Purchases of treasury stock	—	(44,212)
Other financing activities	(173)	(96)

Net cash used in financing activities	(87)	(44,257)

Net decrease in cash and cash equivalents	(4,328)	(9,025)
Cash and cash equivalents at beginning of period	91,258	95,532

Cash and cash equivalents at end of period	$86,930	$86,507

QLOGIC CORPORATION

SUPPLEMENTAL FINANCIAL INFORMATION

(unaudited — in thousands)

Net Revenues

A summary of the company’s revenue components is as follows:

	Three Months Ended		Six Months Ended
	September 28, 2014	September 29, 2013	September 28, 2014	September 29, 2013
Advanced Connectivity Platforms	$114,877	$94,011	$219,578	$187,201
Legacy Connectivity Products	12,626	18,611	27,374	38,537

	$127,503	$112,622	$246,952	$225,738